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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  June 19, 2000



                                  ENGAGE, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                    000-26671              04-3281378
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   (State or other               (Commission           (IRS Employer
   jurisdiction of               File Number)        Identification No.)
    incorporation)



                              100 Brickstone Square
                          Andover, Massachusetts 01810
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (978) 684-3884
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ITEM 5.   OTHER EVENTS.

     On June 20, 2000, Engage, Inc. (the "Registrant") publicly disseminated a press release announcing that the Registrant had entered into a definitive agreement to sell an aggregate of approximately 5.0 million shares of the Registrant's common stock to CMGI, Inc., the majority stockholder of the Registrant, and CPQ Holdings, Inc., a wholly-owned subsidiary of Compaq Computer Corporation in return for investments of $50 million and $25 million, respectively. The investment is based on a five-day average closing price of the Registrant's stock ended on June 19, 2000.

     The full text of the Registrant's press release issued in connection with the foregoing is filed as Exhibit 99 to this Current Report on 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99       The Registrant's Press Release dated June 20, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ENGAGE, INC.
                                         ------------
                                         (Registrant)


                                         /s/ Paul L. Schaut
Date: June 22, 2000                      -----------------------------------
                                         PAUL L. SCHAUT
                                         PRESIDENT AND CHIEF EXECUTIVE
                                         OFFICER





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
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99              The Registrant's Press Release
                dated June 20, 2000.







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